Subsequent Event	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event

Distribution

On January 26, 2017, we announced that the Board of Directors of our General Partner declared a quarterly cash distribution of
$0.4125 per common unit for the fourth quarter ended December 31, 2017, or $1.65 per common unit on an annualized basis. The distribution is expected to be paid on February 13, 2017, to unitholders of record as of the close of business February 6, 2017.

Dakota Access Connection Agreement

On March 1, 2017, the Partnership announced it has entered a connection agreement with Dakota Access Pipeline (“DAPL”), the 1,172-mile pipeline that extends from the Partnership’s Bakken formation production area in North Dakota to Patoka, Illinois. The new DAPL interconnect will tie into the Partnership’s Bakken crude oil gathering system which consists of interstate pipelines with capacity to transport up to approximately 40,000 barrels per day of crude oil.

Sale of Propane Marketing Services Business

On July 21, 2017, the Partnership entered into an agreement to sell its Propane Marketing Services business to SHV Energy, N.V. for $170.0 million in cash. The transaction closed on September 1, 2017. The underlying agreement contemplates working capital and other adjustments which have not yet been determined.